UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 31, 2016

Emerge Energy Services LP

(Exact name of registrant as specified in its charter)

Delaware	001-35912	90-0832937
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

180 State Street, Suite 225

Southlake, Texas 76092

(Address of principal executive office) (Zip Code)

(817) 865-5830
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Restated Purchase Agreement

On August 31, 2016, Emerge Energy Services LP (the “Partnership”) and its wholly owned subsidiary Emerge Energy Services Operating LLC (“Emerge Operating” and, together with the Partnership, the “Partnership Parties”) entered into an Amended and Restated Purchase and Sale Agreement, dated August 31, 2016 (the “Restated Purchase Agreement”), with Susser Petroleum Operating Company LLC (“Susser”) and Sunoco LP (“Sunoco” and, together with Susser, the “Sunoco Parties”). The Restated Purchase Agreement amended and restated in its entirety the previously disclosed Purchase and Sale Agreement, dated June 23, 2016, between the Partnership Parties and the Sunoco Parties regarding the sale by Emerge Operating to Sunoco, LLC of all of the issued and outstanding equity interests in Direct Fuels LLC, Allied Energy Company LLC and Emerge Energy Distributors Inc. (the “Fuel Transaction”).

The Partnership Parties successfully closed the Fuel Transaction on August 31, 2016. Pursuant to the terms of the Restated Purchase Agreement, Susser paid Emerge Operating a purchase price of approximately $167.7 million in cash (subject to certain working capital and other adjustments in accordance with the terms of the Restated Purchase Agreement), of which $14.25 million was placed into several escrow accounts to satisfy potential claims from Susser for indemnification under the Restated Purchase Agreement. Any escrowed funds remaining after certain periods of time set forth in the Restated Purchase Agreement will be released to Emerge Operating, provided that no unsatisfied indemnity claims exist at such time.

The Restated Purchase Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K, and the foregoing description of the Restated Purchase Agreement is qualified in its entirety by reference to such exhibit. The above description of the Restated Purchase Agreement is a summary only and is qualified in its entirety by reference to the complete text of the Restated Purchase Agreement. The Restated Purchase Agreement is filed herewith to provide investors with information regarding its terms. It is not intended to provide any other factual information about the parties. In particular, the assertions embodied in the representations and warranties contained in the Restated Purchase Agreement were made only for the purposes of the Restated Purchase Agreement as of the specific dates therein and are qualified by information in confidential disclosure schedules provided by the parties to each other in connection with the signing of the Restated Purchase Agreement. Moreover, certain representations and warranties in the Restated Purchase Agreement may have been used for the purpose of allocating risk between the parties rather than establishing matters of fact. Accordingly, you should not rely on the representations and warranties in the Restated Purchase Agreement as characterizations of the actual statements of fact about the parties.

Amendment to Credit Agreement

On August 31, 2016, the Partnership entered into Amendment No. 11 (the “Amendment”) to the amended and restated revolving credit and security agreement, dated as of June 27, 2014 (as amended by the Amendment, the “Credit Agreement”), among the Partnership, as parent guarantor, the Partnership’s wholly owned subsidiaries Emerge Operating and Superior Silica Sands LLC, as borrowers, PNC Bank, National Association (“PNC Bank”), as administrative agent and collateral agent, and the other lenders party thereto (together with PNC Bank, the “Lenders”). Pursuant to the Amendment, the Credit Agreement now provides for a maximum $200 million revolving credit facility with a $20 million sublimit on letters of credit, and requires the Partnership to maintain the following financial covenants:

•                  a covenant to maintain $20 million of excess availability (as defined in the Credit Agreement), subject to decrease to $15 million upon the satisfaction of certain conditions;

•                  a covenant to limit capital expenditures (as defined in the Credit Agreement) to certain maximum amounts for each quarter through March 31, 2019;

•                  beginning with the quarter ending June 30, 2017, a covenant to generate consolidated EBITDA (as defined in the Credit Agreement) in certain minimum amounts; and

•                  beginning with the quarter ending March 31, 2018, a covenant to maintain an interest coverage ratio (as defined in the Credit Agreement) of not less than 2.00 to 1.00, which is scheduled to increase to 3.00 to 1.00 for the fiscal quarter ending March 31, 2019.

In addition, the Amendment provided a full waiver for all defaults or events of default arising out of our failure to comply with the financial covenant to generate minimum amounts of consolidated EBITDA during the quarters ended March 31, 2016 and June 30, 2016 and the quarter ending September 30, 2016, and the covenant to maintain the minimum amount of excess availability for any date prior to September 1, 2016.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

On August 31, 2016, the Partnership Parties successfully completed the Fuel Transaction. The information regarding the Restated Purchase Agreement and the Fuel Transaction set forth in Item 1.01 hereof is incorporated by reference into this Item 2.01.

Item 9.01 Financial Statements and Exhibits.

(b) Pro forma Financial Information.

The pro forma financial information required by Item 9.01(b) will be filed by amendment to this Form 8-K as soon as practicable.

(d) Exhibits

Exhibit Number	Description
2.1*

Amended and Restated Purchase and Sale Agreement, dated as of August 31, 2016, by and between Emerge Energy Services Operating LLC, Emerge Energy Services LP, Susser Petroleum Company LLC and Sunoco LP.

10.1

Amendment No. 11 to Amended and Restated Revolving Credit and Security Agreement, dated August 31, 2016, among Emerge Energy Services LP, as parent guarantor, the Borrowers party thereto, PNC Bank, National Association, as administrative agent and collateral agent, and the Lenders party thereto.

* Pursuant to Item 601(b)(2) of Regulation S-K, the Partnership agrees to furnish a copy of any omitted exhibit or schedule to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Emerge Energy Services LP

	By:	Emerge Energy Services GP LLC,
its general partner

Dated: September 7, 2016	By:	/s/ Deborah Deibert
Name: Deborah Deibert
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1*

Amended and Restated Purchase and Sale Agreement, dated as of August 31, 2016, by and between Emerge Energy Services Operating LLC, Emerge Energy Services LP, Susser Petroleum Company LLC and Sunoco LP.

10.1

Amendment No. 11 to Amended and Restated Revolving Credit and Security Agreement, dated August 31, 2016, among Emerge Energy Services LP, as parent guarantor, the Borrowers party thereto, PNC Bank, National Association, as administrative agent and collateral agent, and the Lenders party thereto.

* Pursuant to Item 601(b)(2) of Regulation S-K, the Partnership agrees to furnish a copy of any omitted exhibit or schedule to the U.S. Securities and Exchange Commission upon request.